MUTUAL FUND SERIES TRUST

Catalyst Insider Income Fund

Class A: IIXAX Class C: IIXCX Class I: IIXIX

a series of Mutual Fund Series Trust (the “Fund”)

November 1, 2018

The information in this Supplement amends certain information contained in the

Prospectus and Summary Prospectus for the Fund, each dated November 1, 2018.

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Until November 9, 2018, the Fund’s objective is high current income with low interest rate sensitivity.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.